AMENDMENT # 2

TO STANDARD FORM COMMERCIAL LEASE

BETWEEN GIFFORD INVESTMENTS, INC., AND

CERAMICS PROCESS SYSTEMS CORPORATION

COMMENCING ON MARCH 1, 2006

Amendment #1 to said Lease is hereby cancelled.

In Schedule C, the words “by September 1, 2007” are hereby replaced with “by September 30, 2010”.

Lessor hereby agrees to pay for all repairs to Area 3 of the roof (see Schedule B) until Lessor replaces Area 3 of the roof.

LESSOR:

Gifford Investments, Inc.

By: /s/ Donald A. Roach

Date: May 7, 2009

LESSEE:

CPS Technologies Corporation

By: /s/ Grant C. Bennett

Date: April 23, 2009